Exhibit 10.11

EXECUTION VERSION

Work Agreement #1

PROJECT NAME: Sale and Purchase of FFE, Inventory and Supplies

WORK AGREEMENT (“Work Agreement”) #: 1

This Work Agreement is entered into by and between Studio City Entertainment Limited, Studio City Hotels Limited, Studio City Retail Services Limited, Studio City Developments Limited, Studio City Ventures Limited and Studio City Services Limited (each a “Studio City WA1 Party” and collectively, the “Studio City WA1 Parties”), on the one hand, and Melco Crown (COD) Hotels Limited, Melco Crown (COD) Developments Limited, Altira Hotel Limited, COD Theatre Limited, Melco Crown COD (GH) Hotel Limited, Melco Crown (COD) Retail Services Limited, Altira Developments Limited, Melco Crown (Macau) Limited, MPEL Services Limited, Golden Future (Management Services) Limited and MPEL Properties (Macau) Limited (each a “Melco Crown WA1 Party” and collectively, the “Melco Crown WA1 Parties”), on the other hand. All of the terms and conditions of the Master Services Agreement, dated December 21, 2015, as amended from time to     time (the “Master Services Agreement”), by and between Studio City Parties (as defined therein) and Melco Crown Parties (as defined therein) are deemed to be incorporated in this Work Agreement.

1.	DEFINITIONS

For the purposes of this Work Agreement, the following terms shall have the meanings specified in this Section 1:

“Commencement Date” shall mean the date of execution of this Work Agreement.

“Delivered Goods” is defined in Section 3.3.

“FFE” shall mean, per IFRS, items that are capitalized to property, plant and equipment, including fixtures, furniture, furnishings and equipment together with all replacements therefor and additions thereto, but shall not include Inventory and Supplies.

“IFRS” shall mean international accounting standards within the meaning of IAS Regulation 1606/2002.

“Inventory and Supplies” shall mean inventory and stock in trade, per IFRS, including (but not limited to) (i) items purchased for resale or use in the production of items for sale;

(ii) spare parts used for repairs and maintenance; (iii) items purchased for the resort loyalty club for patron redemption with points; and (iv) food and beverage items from specialist kitchens, but excluding FFE.

“Ongoing Inventory Arrangement” means an arrangement by which Service Provider maintains a central stock of any Inventory and Supplies items which may be provided to Service Recipient on an ongoing basis pursuant to a Purchase Order made in accordance with Section 7.

“Parties” or “Party” means Melco Crown WA1 Parties, any Melco Crown WA1 Party, Studio City WA1 Parties or any Studio City WA1 Party, as applicable.

“Provider Cost” shall mean 105% of the out of pocket costs and expenses (including any currency and foreign exchange costs) incurred or paid by the Service Provider or Service Recipient, as the case may be, in obtaining the relevant FFE and/or Inventory and Supplies to be resold to the other Party under the relevant Purchase Order pursuant to this Work Agreement.

“Purchase Order” shall mean the document specifying the FFE, Inventory and Supplies to be provided by the relevant Service Provider pursuant to this Work Agreement, in the form attached hereto as Appendix A or Appendix B (as applicable) or such form (which may be in computer generated form) as agreed by the Project Managers of each Party.

“Quality Standard” shall mean the standard of FFE, Inventory and Supplies maintained at such other hotel resorts in Macau, with a hotel rating comparable to the applicable Studio City hotel.

“Rejected Goods” is defined in Section 3.3.

“Services” means the services described in Section 2 hereof.

“Usage Arrangements” has meaning in Section 2.1 hereof.

Capitalized terms not defined herein shall have the meaning set forth in the Master Services Agreement.

2.	SERVICES

2.1	Subject to the terms of Section 3 below, each of the Melco Crown WA1 Parties and the Studio City WA1 Parties, in each case acting as a Service Provider, may, from time to time (a) sell FFE, Inventory and Supplies to or (b) lease to or permit the use of its FFE by on a short term basis, not to exceed one (1) month (“Usage Arrangements”) the Studio City WA1 Parties (in case of the Melco Crown WA1 Parties acting as Service Provider) or the Melco Crown WA1 Parties (in case of the Studio City WA1 Parties acting as Service Provider), as the case may be, as Service Recipients.

3.	REQUIREMENTS

3.1	Subject to agreement by both Service Provider and Service Recipient on the terms of a Purchase Order, Service Provider shall sell such FFE, Inventory and Supplies to Service Recipient and Service Recipient shall purchase from Service Provider, based on the type, quality and amount as required by Service Recipient pursuant to the relevant Purchase Order; provided, however, that such FFE, Inventory and Supplies shall generally meet the Quality Standard. The Parties agree that all Purchase Orders issued pursuant to this Section 3.1 shall be deemed to incorporate the following terms and conditions:

(a)	Delivery:

(i)	Service Provider will confirm an estimated delivery date to Service Recipient at the time of Service Provider’s acceptance of the Purchase Order. Delivery times are approximate and based upon conditions at the time of acceptance of the Purchase Order. Service Provider will use all commercially reasonable efforts to meet the delivery date(s) as quoted, but will not be liable for any failure to meet such date(s). Partial shipments may be made.

(ii)	Unless otherwise specified in an accepted Purchase Order, Service Provider shall deliver the (as the case may be) FFE, Inventory and/or Supplies to Service Recipient at Service Recipient’s premises, whereupon title to and all risk of loss, damage to or destruction of the relevant FFE and/or Inventory and Supplies shall pass to Service Recipient.

(iii)	Service Provider’s delivery of FFE and/or Inventory and Supplies to Service Recipient shall constitute Service Recipient’s acceptance of such FFE and/or Inventory and Supplies. Upon receipt, Service Recipient shall visually inspect the FFE and/or Inventory and Supplies for any obvious physical damage and shall immediately notify Service Provider of the same upon discovery of any such damage.

(b)	Purchase Price and Payment:

(i)	Service Provider will use all reasonable efforts to deliver an invoice for the FFE and/or Inventory and Supplies (which shall be consistent with the purchase price set forth in the Purchase Order plus any applicable sales and use taxes) upon or after delivery thereof and Service Recipient shall pay the purchase prices set forth in the invoice for the FFE and/or Inventory and Supplies within ten (10) days after delivery of the invoice for the FFE and/or Inventory and Supplies pursuant to the terms set forth therein, provided that failure to issue an invoice within such period shall not excuse any Party from its payment obligations hereunder following receipt of such invoice.

(ii)	All pricing set forth in the relevant Purchase Order is inclusive of common ground transportation charges but exclusive of applicable sales/use taxes, if any.

3.2	Service Provider may provide usage of FFE to Service Recipient pursuant to a Usage Arrangement, based on the type, quality and amount as required by Service Recipient (as applicable) pursuant to the relevant Purchase Order; provided, however, that such FFE shall generally meet the Quality Standard. The Parties agree that all Purchase Orders in respect of Usage Arrangements issued pursuant to this Section 3.2 shall be deemed to incorporate the following terms and conditions:

(a)	Delivery:

(i)	Service Provider will confirm an estimated delivery date to Service Recipient at the time of Service Provider’s acceptance of the Purchase Order. Delivery times are approximate and based upon conditions at the time of acceptance of the Purchase Order. Service Provider will use all commercially reasonable efforts to meet the delivery date(s) as quoted, but will not be liable for any failure to meet such date(s). Partial shipments may be made.

(ii)	Unless otherwise specified in an accepted Purchase Order, Service Provider shall deliver the FFE to Service Recipient at Service Recipient’s premises, whereupon all risk of loss, damage to or destruction of the FFE shall pass to Service Recipient.

(iii)	Service Provider’s delivery of FFE to Service Recipient shall constitute Service Recipient’s acceptance of such FFE in respect of the relevant Usage Arrangement. Upon receipt, Service Recipient shall visually inspect the FFE for any obvious physical damage and shall immediately notify Service Provider of the same upon discovery of any such damage.

(b)	Fee and Payment:

(i)	Service Provider will use all reasonable efforts to deliver an invoice in respect of the Usage Arrangement (which shall be consistent with the Purchase Order plus any applicable sales and use taxes) upon or after delivery thereof and Service Recipient shall pay the fee set forth in any such invoice within ten (10) days after delivery of the invoice for the Usage Arrangement for the FFE pursuant to the terms set forth therein provided that failure to issue an invoice within such period shall not excuse any Party from its payment obligations hereunder following receipt of such invoice.

(ii)	All pricing set forth in the relevant Purchase Order or invoice, as applicable, shall be inclusive of common ground transportation charges but exclusive of applicable sales/use taxes, if any.

(c)	Return of FFE:

(i)	At the end of the term of the Usage Arrangement for any item of FFE, the Service Recipient shall return such item to the Service Provider.

(ii)	The Service Recipient shall be responsible for any damage to the FFE while it is in its possession, ordinary wear and tear excepted, and shall pay the lessor for any such damage.

3.3	Service Recipient shall inspect, at its sole cost and expense, the FFE and/or Inventory and Supplies delivered pursuant hereto (“Delivered Goods”) within five (5) days of receipt thereof and shall notify Service Provider in writing if (in Service Recipient’s reasonable opinion) any such Delivered Goods do not meet the Quality Standard or are not fit for its intended purpose (“Rejected Goods”). Failure to inspect as agreed or to so notify Service Provider of defects during such period shall constitute acceptance of the Delivered Goods. Unless not required by Service Provider and at Service Provider’s risk and expense, Rejected Goods shall be returned to Service Provider. Service Provider shall issue Service Recipient a credit for the costs of such Rejected Goods or replace or correct the Rejected Goods, at Service Recipient’s election (acting reasonably).

4.	DELIVERY REQUIREMENTS

4.1	Each Party in its capacity as Service Provider shall provide monthly reports to the Project Manager of Service Recipient of the sales and purchases and delivery status of the FFE and/or Inventory and Supplies that occur in the immediate preceding month within twenty (20) Business Days after the end of each month.

5.	TERM

5.1	Subject to Section 8.1, this Work Agreement shall be effective as of the Commencement Date and shall continue (unless earlier terminated by the provisions hereof or the Master Services Agreement) until June 26, 2022.

6.	COMPENSATION

6.1	Except as provided in Section 6.2 and Section 6.3, all Inventory and Supplies sold hereunder shall be at Provider Cost.

6.2	With respect to Inventory and Supplies which are being sold under this Work Agreement that have been held by Service Provider or its Affiliates for more than two years that have a per unit cost of more than ten thousand Patacas (MOP10,000), such Inventory and Supplies shall be sold at the then fair market value of such item, if such fair market value is readily ascertainable. If not readily ascertainable, then the transfer of the relevant item of Inventory and Supplies shall be subject to agreement on pricing between the Service Provider’s Project Manager and the Service Recipient’s Project Manager.

6.3	FFE shall be sold pursuant to one of the following methodologies, as elected by the Service Provider (acting reasonably):

(a)	at Provider Cost;

(b)	at Provider Cost, with “100%” substituted for “105%” in the definition thereof;

(c)	at fair market value, if such fair market value is readily ascertainable;

(d)	Provider Cost less depreciation (as determined under IFRS) based on the latest estimate of useful life; or

(e)	replacement cost.

6.4	All Usage Arrangements shall be at a market rental rate agreed between the Parties. The Parties acknowledge that short term “lending” of minor FFE for periods of up to three (3) days are common between third party hotels and resorts for no fee and may by agreement be conducted between the Parties for no fee.

6.5	Billing and payment for the Services hereunder, including for the sales and purchases of FFE and/or Inventory and Supplies shall be governed by Section 3.2 of the Master Services Agreement.

7.	PURCHASE ORDERS

7.1	Sales and purchases of FFE and/or Inventory and Supplies, and the usage of FFE, between Service Provider and Service Recipient shall be evidenced by Purchase Orders or by a transfer document produced by the procurement and inventory system utilized by the Parties, all of which will be governed by the terms of this Work Agreement.

7.2	Any arrangement or transaction that constitutes an Ongoing Inventory Arrangement shall require the prior written approval of Project Manager of each of Service Provider and Service Recipient which shall set forth general terms of the Ongoing Inventory Arrangement including, but not limited to: (i) the type of Inventory and Supplies to be provided; (ii) the frequency of the transactions to take place; and (iii) the aggregate dollar amount of the transactions authorized thereunder. Service Recipient’s Project Manager may request that a cost analysis of the proposed Ongoing Inventory Arrangement be provided by Service Provider prior to any review or approval of the Ongoing Inventory Arrangement.

8.	TERMINATION

8.1	This Work Agreement shall terminate upon the first to occur of (i) mutual agreement of the Parties in writing, (ii) termination of the Master Services Agreement, (iii) termination of this Work Agreement by Melco Crown WA1 Parties upon the material breach by a Studio City WA1 Party of this Work Agreement which remains uncured after thirty (30) days of written notice provided by Melco Crown WA1 Parties of such breach, (iv) termination of this Work Agreement by Studio City WA1 Parties upon the material breach by a Melco Crown WA1 Party of this Work Agreement which remains uncured after thirty (30) days of written notice provided by Studio City WA1 Parties of such breach or (v) upon 180 days’ prior written notice by Service Recipient to the Service Provider.

8.2	Upon termination, all Services under this Work Agreement shall cease and the Parties shall pay to each other all amounts owing hereunder for Services provided through the date of termination. Upon such termination, the Parties shall remain obligated to complete in full under any uncompleted Purchase Orders and Usage Arrangements, unless the Parties otherwise agree.

8.3	Either Party may terminate any Ongoing Inventory Arrangement Service hereunder upon ninety (90) days’ prior written notice to the other Parties, provided that a shorter notice period (but no less than thirty (30) days in any event) may apply as determined by reference to the number of days’ worth of the Inventory and Supplies subject to such Ongoing Inventory Arrangement Service held by Service Provider (calculated to the reasonable satisfaction of the Service Recipient).

9.	ACCESSION

Any Studio City Party or Melco Crown Party may accede to this Work Agreement after the date hereof by executing a supplemental agreement in the form attached to the Master Services Agreement as Exhibit B, countersigned by Studio City Services Limited and MPEL Services Limited. Upon such accession, such acceding Party will be a Studio City WA1 Party or a Melco Crown WA1 Party, as the case may be, for the purposes of this Work Agreement.

[Signature Page Follows]

Studio City Entertainment Limited	Studio City Services Limited

By:	/s/ Timothy Green NAUSS	By:	/s/ Timothy Green NAUSS

Title:	Property CFO	Title:	Property CFO

Date:	December 21, 2015	Date:	December 21, 2015

Studio City Hotels Limited

By:	/s/ Timothy Green NAUSS

Title:	Property CFO

Date:	December 21, 2015

Studio City Retail Services Limited

By:	/s/ Timothy Green NAUSS

Title:	Property CFO

Date:	December 21, 2015

Studio City Developments Limited

By:	/s/ Timothy Green NAUSS

Title:	Property CFO

Date:	December 21, 2015

Studio City Ventures Limited

By:	/s/ Timothy Green NAUSS

Title:	Property CFO

Date:	December 21, 2015

[Signature Page to Work Agreement #1 – Sale and Purchase of FFE Inventory and Supplies]

Melco Crown (COD) Hotels Limited	Melco Crown (COD) Retail Services Limited

By:	/s/ CHUNG, Yuk Man	By:	/s/ CHUNG, Yuk Man

Title:	Director	Title:	Director

Date:	December 21, 2015	Date:	December 21, 2015

Melco Crown (COD) Developments Limited	Altira Developments Limited

By:	/s/ CHUNG, Yuk Man	By:	/s/ CHUNG, Yuk Man

Title:	Director	Title:	Director

Date:	December 21, 2015	Date:	December 21, 2015

Altira Hotel Limited	Melco Crown (Macau) Limited

By:	/s/ CHUNG, Yuk Man	By:	/s/ CHUNG, Yuk Man

Title:	Director	Title:	Director

Date:	December 21, 2015	Date:	December 21, 2015

COD Theatre Limited	MPEL Services Limited

By:	/s/ CHUNG, Yuk Man	By:	/s/ CHUNG, Yuk Man

Title:	Director	Title:	Director

Date:	December 21, 2015	Date:	December 21, 2015

Melco Crown COD (GH) Hotel Limited	Golden Future (Management Services) Limited

By:	/s/ CHUNG, Yuk Man	By:	/s/ CHUNG, Yuk Man

Title:	Director	Title:	Director

Date:	December 21, 2015	Date:	December 21, 2015

[Signature Page to Work Agreement #1 – Sale and Purchase of FFE Inventory and Supplies]

MPEL Properties (Macau) Limited

By:	/s/ CHUNG, Yuk Man

Title:	Director

Date:	December 21, 2015

[Signature Page to Work Agreement #1 – Sale and Purchase of FFE Inventory and Supplies]

APPENDIX A

PURCHASE ORDER

PROJECT NAME

P.O. NUMBER	DATE

REQUESTED DELIVERY DATE

SERVICE	CONFIRMING ORDER PLACED WITH:
RECIPIENT/
PURCHASER	SERVICE
PROVIDER/
SHIPPING	VENDOR
ADDRESS

ON: BY:

ACCEPTED BY:

ATTENTION	PRINTED NAME:

TELEPHONE	TITLE:

FAX	DATE:

EMAIL

ITEM NO.	QUANTITY	DESCRIPTION	$UNIT	$TOTAL

1.

2.

3.

This is an offer to purchase (as the case may be) the FFE, Inventory and/or Supplies enumerated above by [Service Recipient] from [Service Provider] based on the terms and conditions stated in (i) the Master Services Agreement, dated                    , 2015, as amended from time to time, by and between Studio City Parties (as defined therein) and Melco Crown Parties (as defined therein) (the “Master Services Agreement”); (ii) the Work Agreement #1 dated                    , 2015 between Studio City WA1 Parties and Melco Crown WA1 Parties (the “Work Agreement”), including Section 3.1 thereof; and (iii) on attachments listed immediately below. This section and [Service Recipient]’s acceptance must conform in all respects. Any additional or different terms proposed by [Service Recipient] are rejected unless accepted by [Service Provider] in writing. This purchase order becomes effective only when the [Service Provider] accepts the terms hereof by countersigning above.

Capitalized terms not defined herein shall have the meaning set forth in the Master Services Agreement and the Work Agreement.

Appendix B

PURCHASE ORDER

(USAGE ARRANGEMENT)

PROJECT NAME

P.O. NUMBER	DATE

REQUESTED DELIVERY DATE

SERVICE	CONFIRMING ORDER PLACED WITH:
RECIPIENT/
LESSEE	SERVICE
PROVIDER/
SHIPPING	LESSOR
ADDRESS

ON: BY:

ACCEPTED BY:

ATTENTION	PRINTED NAME:

TELEPHONE	TITLE:

FAX	DATE:

EMAIL

ITEM NO.	QUANTITY	DESCRIPTION	$MONTHLY FEE/UNIT	$TOTAL MONTHLY FEE	TERM

1.

2.

3.

This is an offer to lease the FFE enumerated above by [Service Recipient] from [Service Provider] based on the terms and conditions stated in (i) the Master Services Agreement, dated                    , 2015, as amended from time to time, by and between Studio City Parties (as defined therein) and Melco Crown Parties (as defined therein) (the “Master Services Agreement”); (ii) the Work Agreement #1 dated                    , 2015 between Studio City WA1 Parties and Melcro Crown WA1 Parties (the “Work Agreement”), including Section 3.2 thereof; and (iii) on attachments listed immediately below. This section and [Service Recipient]’s acceptance must conform in all respects. Any additional or different terms proposed by [Service Recipient] are rejected unless accepted by [Service Provider] in writing.

Capitalized terms not defined herein shall have the meaning set forth in the Master Services Agreement and the Work Agreement.